      As filed with the Securities and Exchange Commission on June 18, 1999
                                                     Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                               MESSAGEMEDIA, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

                                 ---------------

                 Delaware                                33-0612860
     (State or Other Jurisdiction of        (I.R.S. Employer Identification No.)
      Incorporation or Organization)

                                 6060 SPINE ROAD
                                BOULDER, CO 80301
                                 (303) 440-7550
                    (Address Of Principal Executive Offices)

                                 ---------------

                                 1995 STOCK PLAN

                       OPTIONS GRANTED OUTSIDE OF ANY PLAN
                            (Full Title Of The Plans)

                                 ---------------

                                A. Laurence Jones
                      President and Chief Executive Officer
                               MESSAGEMEDIA, INC.
                                 6060 Spine Road
                                Boulder, CO 80301
                                 (303) 440-7550
 (Name, Address, Including Zip Code, And Telephone Number, Including Area Code,
                              Of Agent For Service)

                                 ---------------

                                   Copies to:
                             Michael L. Platt, Esq.
                               COOLEY GODWARD LLP
                          2595 Canyon Blvd., Suite 250
                             Boulder, CO 80302-6737

                                 ---------------

                         CALCULATION OF REGISTRATION FEE

=========================================================================================================
                                           PROPOSED MAXIMUM      PROPOSED MAXIMUM
 TITLE OF SECURITIES     AMOUNT TO BE     OFFERING PRICE PER    AGGREGATE OFFERING        AMOUNT OF
  TO BE REGISTERED        REGISTERED          SHARE (3)             PRICE (3)         REGISTRATION FEE
---------------------------------------------------------------------------------------------------------
Common Stock, par
value $.001              1,000,000(1)        $11.91              $11,910,000           $3,311.00
---------------------------------------------------------------------------------------------------------
Common Stock, par
value $.001              1,435,000(2)         $6.25               $8,968,750           $2,494.00
---------------------------------------------------------------------------------------------------------
Common Stock, par
value $.001                100,000(2)         $6.875                $687,500             $192.00
=========================================================================================================

(1) Consists of 1,000,000 shares issuable under the 1995 Stock Plan (the "Plan") of MessageMedia, Inc. (the "Registrant").

(2) Consists of shares issuable upon the exercise of options granted outside of the plan.

(3) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rules 457(c) and (h)(1) of the Securities Act of 1933 as amended (the "Securities Act"). The price per share and aggregate offering price are based upon (a) the actual exercise price for shares subject to options granted outside of the Plan and (b) shares issuable under the Plan calculated on the basis of the average of the high and low prices of Registrant's Common Stock on June 14, 1999 as reported on the Nasdaq National Market for the 1,000,000 shares subject to the Plan. The following chart shows the calculation of the registration fee.

      ---------------------------------------------------------------------------------------------------
          TYPES OF SHARES       NUMBER OF SHARES    OFFERING PRICE PER SHARE    AGGREGATE OFFERING PRICE
      ---------------------------------------------------------------------------------------------------
      Shares issuable under
      options available for
      grant under the Plan        1,000,000                $11.91                   $11,910,000
      ---------------------------------------------------------------------------------------------------
      Shares subject to           1,435,000                 $6.25                    $8,968,750
      outstanding stock           -----------------------------------------------------------------------
      options outside the Plan      100,000                 $6.875                     $687,500
      ---------------------------------------------------------------------------------------------------

        INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION STATEMENTS
           ON FORM S-8 (REGISTRATION NO. 333-24789 AND NO. 333-70831)

        The contents of Registration Statements on Form S-8 (Registration No. 333-24789 and No. 333-70831) filed with the Securities and Exchange Commission on April 8, 1997 and January 20, 1999, respectively, are incorporated by reference herein.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

        The validity of the shares of Common Stock offered hereby will be passed upon for Registrant by Cooley Godward LLP, San Diego, California.



                                    EXHIBITS

 EXHIBIT
 NUMBER          DESCRIPTION
 ------          -----------

 5.1             Opinion of Cooley Godward LLP

 23.1            Consent of Ernst & Young LLP, Independent Auditors

 23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

 24              Power of Attorney is contained on the signature pages.

 99.1            1995 Stock Plan, as amended. (1)

----------

(1) Filed as an exhibit to Registrant's Registration Statement on Form S-8 (No. 333-70831) and incorporated by reference herein.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boulder, State of Colorado, on June 18, 1999.

                                        MESSAGEMEDIA, INC.



                                        By     /s/ A. Laurence Jones
                                           -------------------------------------
                                           A. Laurence Jones
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints A. Laurence Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                       TITLE                                  DATE
---------                                       -----                                  ----

        /s/ A. Laurence Jones                   President, Chief Executive Officer     June 18, 1999
------------------------------------            and Director (Principal Executive
A. Laurence Jones                               Officer and Principal Financial and
                                                Accounting Officer)

        /s/ Bradley A. Feld                     Co-Chairman of the Board of            June 18, 1999
------------------------------------            Directors
Bradley A. Feld

        /s/ Gerald A. Poch                      Co-Chairman of the Board of            June 18, 1999
------------------------------------            Directors
Gerald A. Poch

        /s/ Dennis J. Cagan                     Director                               June 18, 1999
------------------------------------
Dennis J. Cagan


        /s/ R. Terry Duryea                     Director                               June 18, 1999
------------------------------------
R. Terry Duryea


        /s/ Ronald D. Fisher                    Director                               June 18, 1999
------------------------------------
Ronald D. Fisher


        /s/ Pamela H. Patsley                   Director                               June 18, 1999
------------------------------------
Pamela H. Patsley


        /s/ Gary E. Rieschel                    Director                               June 18, 1999
------------------------------------
Gary E. Rieschel


        /s/ Lee H. Stein                        Director                               June 18, 1999
--------------------------------------------
Lee H. Stein

                                  EXHIBIT INDEX


 EXHIBIT
 NUMBER          DESCRIPTION
 ------          -----------

 5.1             Opinion of Cooley Godward LLP

 23.1            Consent of Ernst & Young LLP, Independent Auditors

 23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

 24              Power of Attorney is contained on the signature pages.

 99.1            1995 Stock Plan, as amended. (1)

----------

(1) Filed as an exhibit to Registrant's Registration Statement on Form S-8 (No. 333-70831) and incorporated by reference herein.